                                                                    EXHIBIT 10.1


           SECOND AMENDMENT TO FORBEARANCE AND MODIFICATION AGREEMENT

         THIS SECOND AMENDMENT TO FORBEARANCE AND MODIFICATION AGREEMENT ("SECOND AMENDMENT"), is entered into as of this 14th day of June, 2002 by and among General Electric Capital Corporation, a Delaware corporation, whose address is 44 Old Ridgebury Road, Danbury, CT 06810 ("GE CAPITAL"), the CIT Group/Equipment Financing, Inc., HSBC Business Credit (USA), Inc. as successor to HSBC Business Loans, Inc., People's Capital and Leasing Corp., Safeco Credit Company, Inc. and Siemens Financial Services, Inc., formerly known as Siemens Credit Corporation (collectively with GE Capital, the "LENDERS"), U.S. Plastic Lumber Ltd., a Delaware corporation with its chief executive office located at 2300 W. Glades Road, Suite 440, Boca Raton, Florida 33431, The Eaglebrook Group, Inc., a Delaware corporation with its chief executive office located at 2600 W. Roosevelt Road, Chicago, Illinois 60608 (collectively, the "DEBTOR"), and U.S. Plastic Lumber Corp., a Nevada corporation with its chief executive office located at 2300 W. Glades Road, Suite 440, Boca Raton, Florida 33431 ("GUARANTOR"). Terms with initial capital letters not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

                                    RECITALS:

         WHEREAS, the Lenders and the Debtor previously entered into that certain Forbearance and Modification Agreement dated as of February 28, 2002, as amended by First Amendment thereto dated May 30, 2002 (the "AGREEMENT") pursuant to which the Lenders agreed to forbear in: (i) the collection of certain regularly scheduled principal payments due and owing from Debtor under the Debt Documents; and (ii) the exercise of their respective rights and remedies under the Debt Documents, notwithstanding the existence of the Current Defaults, subject to the Debtor's strict compliance with the terms and conditions of the Agreement; and

         WHEREAS, Debtor has requested that the Lenders continue their forbearance with respect to the collection of such principal payments due and owing under the Debt Documents due in part to the delay of the CEI Sale, and the Lenders have agreed to such continued forbearance, subject to the terms and conditions of this Second Amendment.

         NOW, THEREFORE, in consideration of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         A. Section 2(a) of the Agreement is hereby amended to restate the Forbearance Period as the period commencing on the date of the Agreement and ending on the date twenty-four (24) months following the date of the closing of the CEI Sale; provided, however, that the CEI Sale must have closed no later than August 30, 2002. Notwithstanding the preceding sentence, the Forbearance Period is subject to early termination upon Debtor's refinance of the B of A Revolver, albeit pursuant to the Lenders' exercise of the Line of Credit Financing Option (as hereinafter defined), or by any other third party lender.

         B. Section 3 of the Agreement is hereby amended and restated in its entirety as follows:


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         "(a) Commencing on the expiration of the Forbearance Period, the then outstanding balance of Obligations shall be immediately due and payable in their entirety without the requirement of notice to or demand upon Debtor.

         (b) Notwithstanding Section 3(a) hereof, in the event that the Debtor refinances the B of A Revolver (albeit pursuant to the Lenders (or any one of them) exercise of the Line of Credit Financing Option pursuant to Section 8(A) of the Agreement, or by any other third party lender), the Forbearance Period shall terminate concurrent with the closing of such refinance of the B of A Revolver, and the Debtor shall be required to repay the Obligations by making monthly payments of principal and interest to Lenders in an amount sufficient to fully amortize the then outstanding Obligations over the then remaining Term. For purposes of this Second Amendment, Term shall mean the sixty (60) month period commencing as of July 1, 2002 and continuing through and including June 30, 2007. Debtor shall commence such payments on the first Business Day of the first month following the closing of the refinance of the B of A Revolver, and shall make such payments continuing on the first Business Day of each calendar month thereafter through the then remainder of the Term. By way of example, in the event that Debtor's refinances the B of A Revolver in April 2003, Debtor shall be required to make monthly payments of principal and interest in an amount sufficient to fully amortize the Obligations over the then remaining fifty (50) months of the Term."

         C. Section 4(b) of the Agreement is hereby amended to substitute June 30, 2003 in lieu of September 30, 2002 in subsection (iii) at the close of said subsection.

         D. Section 5 of the Agreement is hereby amended in part to add the following subsections (e) and (f):

         "(e) Debtor hereby assigns, transfers and conveys to Lenders a first priority lien and security interest in the Purchase Option as additional security for the repayment and performance of the Obligations.

         (f) Lenders covenant and agree to release their first priority lien and security interest in the Purchase Option contemporaneous with the Debtor's exercise thereof; provided, however, that in the event that Debtor does not exercise such Purchase Option by May 1, 2003, then such Purchase Option shall be deemed to have transferred in its entirety, free and clear of any liens and security interests, to the Lenders without the requirement of further action thereof on the part of the Lenders."

         E. Section 8(a) is hereby amended in part to add the following sentence at the close of said subsection:

         "Debtor covenants and agrees that the first priority mortgage financing shall not exceed the aggregate amount of Five Million Dollars ($5,000,000.00), notwithstanding whether such financing is provided by GE Capital or another third party lender."

         F. Section 8(b) of the Agreement is hereby amended to eliminate the last sentence of such subsection in its entirety.



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         G. Section 8(c) of the Agreement is hereby eliminated in its entirety.

         H. Section 8(d) of the Agreement is hereby eliminated in its entirety.

         I. The Agreement is hereby amended to insert the following Section
8(A):

         "8A. LENDERS' REFINANCE OF THE B OF A REVOLVER. Debtor hereby grants in favor of the Lenders, the first option to refinance the B of A Revolver at any time following the date hereof (the "LINE OF CREDIT FINANCING OPTION"). Debtor further covenants and agrees that it shall provide Lenders with thirty (30) days prior written notice of Debtor's receipt of a written commitment from Bank of America or any other third party lender for the refinancing of the B of A Revolver, in the event that Lenders have not already exercised the Line of Credit Financing Option (the "REFINANCING NOTICE"). Lenders, or any one of them, shall exercise the Line of Credit Financing Option, if at all, within sixty (60) days of their receipt of the Refinancing Notice by providing Debtor with written notice thereof; provided further, that the terms of the Lender(s) refinancing of the B of A Revolver shall not be on less favorable terms than those specified in such third party lender commitment, if any. Notwithstanding the foregoing, Lenders shall have no obligation to refinance the B of A Revolver."

         J. Section 12 of the Agreement is amended in part such that the Forbearance Fee shall be an amount equal to two percent (2%) of the Obligations outstanding as of the date of the CEI Sale and shall be paid in full upon the earlier to occur of: (i) the closing of Debtor's refinancing of the B of A Revolver; or (ii) the closing of Debtor's financing of the Chicago Property acquisition.

         K. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Except for the consent required by the senior lenders of the Debtor, the Debtor and Guarantor hereby reaffirm each and every representation contained in the Agreement and acknowledge that all such representations are true and correct as of the date hereof in the same manner and to the same extent as of the date of the Agreement. Debtor further represents and warrants that as of the date hereof, it has not assigned, transferred or conveyed any lien, security interest or other encumbrance with respect to the Purchase Option, other than as set forth herein. Lenders acknowledge that (i) Bank of America presently holds a first lien an security interest on the Purchase Option, which lien and security interest shall be released in its entirety concurrent with the execution of this Second Amendment; and (ii) Halifax Fund, L.P. currently holds a second priority lien and security interest on all assets of the Debtor.

         L. REAFFIRMATION AND EXTENSION OF RELEASE. Debtor and Guarantor, for themselves and any other person or entity who may claim an interest through them, hereby reaffirm the provisions of Section 15 of the Agreement in favor of the Lenders, their respective directors, officers, agents, attorneys and employees and agree that such release provisions shall extend through the date of this Second Amendment.

         M. Section 17 of the Agreement is hereby amended to add the following additional Forbearance Events of Default:



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         "(i) Debtor's failure to exercise the Purchase Option no later than May
1, 2003;

         (j) Debtor's failure to grant a first priority mortgage and security interest in the Chicago Property in favor of GE Capital no later than July 1, 2003;
         (k) Debtor's failure to grant a second priority mortgage and security interest in the Chicago Property in favor of the Lenders no later than July 1, 2003;

         (l) if the CEI Sale shall not have closed by August 30, 2002; and

         (m) the breach of any representation, warranty, covenant or condition contained in the Agreement, as amended by this Second Amendment.

         N. DEBTOR TO PAY ATTORNEYS FEES. Debtor hereby covenants and agrees to promptly pay any and all costs and expenses of Lenders incurred in connection with this Second Amendment including without limitation, all attorneys and paralegal fees incurred in connection with the preparation negotiation and review of this Second Amendment.

         O. CONDITIONS TO EFFECTIVENESS OF SECOND AMENDMENT. The effectiveness of this Second Amendment is subject to satisfaction of the following conditions:

         (a) Debtor having delivered to Lenders a duly executed copy of this Second Amendment;

         (b) Debtor having paid all attorneys' fees incurred by the Lenders in connection with the Agreement and the Second Amendment;

         (c) Lenders having obtained a satisfactory appraisal and environmental report with respect to the Chicago Property, which appraisal supports a fair market value of the Chicago Property of not less than Ten Million Dollars ($10,000,000.00); and

         (d) Debtor having delivered to Lenders the written acknowledgment of the current owner of the Chicago Property, with respect to the assignment of the Purchase Option in favor of the Lenders pursuant to Section 5(e) of the Agreement.

         P. COUNTERPARTS AND FACSIMILE SIGNATURES. This Second Amendment may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one agreement. A party to this Second Amendment may execute and deliver its signature page hereto by facsimile. Each party hereto agrees to be bound by its own facsimile signature page and to accept, as if it were a fully executed manual signature page, the facsimile signature page of any other party hereto.

         Q. Debtor and Guarantor covenant and agree to execute all such documents, certificates and deliver all instruments required to accomplish the purposes of the Agreement, including without limitation, any new promissory notes which may be necessary to reflect the revised payment terms for the Obligations.



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         R. In all other respects, the Agreement shall remain in full force and effect, unaltered by the terms of this Second Amendment.


         IN WITNESS WHEREOF, this Second Amendment to Forbearance and Modification Agreement has been duly executed as of the date first written above.

                              DEBTOR:

                              U.S PLASTIC LUMBER, LTD.


                              By:      /s/ MICHAEL D. SCHMIDT
                                       ---------------------------------
                              Title:   TREASURER
                                       ---------------------------------


                              THE EAGLEBROOK GROUP, INC.


                              By:      /s/ MICHAEL D. SCHMIDT
                                       ---------------------------------
                              Title:   TREASURER
                                       ---------------------------------


                              GUARANTOR:

                              U.S. PLASTIC LUMBER CORP.

                              By:      /s/ MICHAEL D. SCHMIDT
                                       ---------------------------------
                                       Title: VICE PRESIDENT OF FINANCE
                                       ---------------------------------



                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:      /s/ DANIEL COSTELLO
                                       ---------------------------------
                              Title:   RISK ANALYST
                                       ---------------------------------




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                                   THE CIT GROUP/EQUIPMENT FINANCING,
                                   INC.


                                   By:      /s/ JOE BAILEY
                                            ---------------------------------
                                   Title:   VICE PRESIDENT
                                            ---------------------------------


                                   SAFECO CREDIT COMPANY, INC.


                                   By:      /s/ DANIEL COSTELLO
                                            ---------------------------------
                                   Title:   RISK ANALYST
                                            ---------------------------------


                                   HSBC BUSINESS CREDIT (USA) as successor
                                   to HSBC BUSINESS LOANS, INC.

                                   By:      /s/ FERNANDO A. TORRES
                                            ---------------------------------
                                   Title:   VICE PRESIDENT
                                            ---------------------------------


                  `                PEOPLE'S CAPITAL AND LEASING CORP.

                                   By:      /s/ FRANCISCO FONSECA
                                            ---------------------------------
                                            Title: VICE PRESIDENT OF CREDIT
                                            ---------------------------------


                                   SIEMENS FINANCIAL SERVICES, INC.

                                   By:      /s/ CRAIG L. JOHNSON
                                            ---------------------------------
                                   Title:   VICE PRESIDENT OF CREDIT &
                                            OPERATIONS-RISK MANAGEMENT
                                            ---------------------------------





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